Exhibit 99.1

News Release

Sanofi-aventis	Merck
Media Contact :	Media Contact :
Jean-Marc Podvin	David Caouette
+33 1 53 77 44 50	+1 (908) 423 34 61

Investor Contact :	Investor Contact :
Sébastien Martel	Carol Fergusson
+33 1 53 77 45 45	+1 (908) 423 44 65

Merck and sanofi-aventis to maintain separate businesses in animal health

Whitehouse Station, NJ and Paris, France - March 22, 2011 - Merck (NYSE: MRK) and sanofi-aventis (EURONEXT: SAN and NYSE: SNY) announced today the mutual termination of their agreement to form a new animal health joint venture by combining Merial, the animal health business of sanofi-aventis, with Intervet/Schering-Plough, Merck’s animal health unit. As a result, each party will keep its current, separate animal health assets and businesses.

Since the initial announcement about the intended combination on March 9, 2010, both companies have worked diligently to create the proposed animal health joint venture, including submitting requests for the required antitrust reviews. The companies are discontinuing their agreement primarily because of the increasing complexity of implementing the proposed transaction, both in terms of the nature and extent of the anticipated divestitures and the length of time necessary for the worldwide regulatory review process. Merck and sanofi-aventis mutually determined that ending their plan is in the best interests of both companies and their respective shareholders, as well as the employees of Merial and Intervet/Schering Plough.

Sanofi-aventis remains strongly committed to its animal health activities, which it will continue to develop under the Merial brand as a growth platform of its diversified healthcare business. Merial is one of the world’s leading innovation-driven animal healthcare companies dedicated to research, development, manufacturing and commercialization of veterinary pharmaceuticals and vaccines and generated annual sales of US $ 2.6 billion in 2010.

Merck’s Intervet/Schering-Plough is a global leader in the research, development, manufacturing and sale of veterinary medicines and generated sales of US $ 2.9 billion in 2010. Merck remains committed to animal health and intends to capitalize on Intervet/Schering-Plough’s broad and innovative portfolio going forward.

As a result of termination, both Merial and Intervet/Schering-Plough will continue to operate independently. The termination of the agreement is without penalty to either party and each party is responsible for its own expenses.

About Merck

Today’s Merck is a global healthcare leader working to help the world be well. Merck is known as MSD outside the United States and Canada. Through our prescription medicines, vaccines, biologic therapies, and consumer care and animal health products, we work with customers and operate in more than 140 countries to deliver innovative health solutions. We also demonstrate our commitment to increasing access to healthcare through far-reaching policies, programs and partnerships. Merck. Be well. For more information, visit www.merck.com.

About sanofi-aventis

Sanofi-aventis, a leading global pharmaceutical company, discovers, develops and distributes therapeutic solutions to improve the lives of everyone. Sanofi-aventis is listed in Paris (EURONEXT: SAN) and in New York (NYSE: SNY). For more information, visit www.sanofi-aventis.com.

About Intervet/Schering-Plough Animal Health

Intervet/Schering-Plough Animal Health, based in Boxmeer, the Netherlands, is focused on the research, development, manufacturing and marketing of animal health products. The company offers customers one of the broadest, most innovative animal health portfolios, including products to prevent, treat and control disease in all major farm and companion animal species as well as products for reproduction management. Intervet/Schering-Plough Animal Health; subsidiaries of Merck & Co. Inc., Whitehouse Station NJ, USA. For more information, visit www.intervet.com.

About Merial

Merial is a world-leading, innovation-driven animal health company, providing a comprehensive range of products to enhance the health, well-being and performance of a wide range of animals. Merial employs approximately 5,600 people and operates in more than 150 countries worldwide. Formed in 1997, Merial is a leading animal health company that was a 50/50 joint venture between Merck and sanofi-aventis and is now a wholly-owned subsidiary of sanofi-aventis, after Sanofi-aventis acquired Merck’s interest in Merial for a cash consideration of $4 billion (US) in 2009. For more information, please visit www.merial.com.

Forward-Looking Statement by Merck

This news release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the merger between Merck and Schering-Plough, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Merck’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the merger of Merck and Schering-Plough will not be realized, or will not be realized within the expected time period; the impact of pharmaceutical industry regulation and health care legislation; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; Merck’s ability to accurately predict future market conditions; dependence on the effectiveness of Merck’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2010 Annual Report on Form 10-K and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

Forward Looking Statements by sanofi-aventis

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These statements include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans” and similar expressions. Although sanofi-aventis’ management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of sanofi-aventis, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, the uncertainties inherent in research and development, future clinical data and analysis, including post marketing, decisions by regulatory authorities, such as the FDA or the EMA, regarding whether and when to approve any drug, device or biological application that may be filed for any such product candidates as well as their decisions regarding labelling and other matters that could affect the availability or commercial potential of such products candidates, the absence of guarantee that the products candidates if approved will be commercially successful, the future approval and commercial success of therapeutic alternatives, the Group’s ability to benefit from external growth opportunities as well as those discussed or identified in the public filings with the SEC and the AMF made by sanofi-aventis, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in sanofi-aventis’ annual report on Form 20-F for the year ended December 31, 2010. Other than as required by applicable law, sanofi-aventis does not undertake any obligation to update or revise any forward-looking information or statements.

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